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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2006

                        STRATEGIC RARE EARTH METALS INC.
                        --------------------------------
               (Exact name of Registrant as specified in charter)

           FLORIDA                    0-30516                    88-0448920
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

  2642 Collins Avenue, Suite #305, Miami Beach, Florida              33140
  -----------------------------------------------------              -----
         (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code:       (305) 534-1684
                                                                 --------------

                                    Not Applicable
                                    --------------
             (Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

This  document  includes  "forward-looking"  statements  within  the  meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.
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Item 2.01 or 2: Completion of Acquisition or Disposition of Assets


Item 2.02 or 12: Results of Operations and Financial Condition


The Company's New President, as part of his exercise to make himself aware of the state of affairs of the Company, paid a visit to the Company's Chinese operations in September. Interviews were conducted with all of the Company's senior executives and key personnel and site visits were made to the physical plants in both Laizhou City and Huizhou City. In conclusion he reports as follows:


Further to our recent announcement in the Company's 10Q filed on August 22nd wherein the Company declared "The Company has made the decision in August 2006 that it is no longer profitable to continue its granite business and operations which have remained closed for the year to date and will continue to be closed so that management can concentrate its efforts on the proposed Rare Earth Metals operations", the Company has appointed and retained an agent in China to arrange the safeguarding and immediate sale of some of the assets of the granite business, which proceeds will be used to pay outstanding corporate debts and provide ongoing working capital.


The Company has also made a proposal to the China Construction Bank, the largest lender to the Company's Rare Earth Metals subsidiary, to reduce the principal amount of the loan and to pay down 20% of the remaining balance. The Company believes that it has made a fair offer and is waiting for a response from the lender. If the lender does not respond with favorable terms the Company may abandon its interest in the Rare Earth Subsidiary in light of the deteriorating market for the products offered by the proposed subsidiary and the operational difficulties encountered at the Rare Earth facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2006


STRATEGIC RARE EARTH METALS, INC.

/s/ Paul Eagland
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By: Paul Eagland, President & Interim C.E.O